EXHIBIT 10.17
                                  -------------



   ADDENDUM TO LETTER OF INTENT, DATED FEBRUARY, 2003, BETWEEN THE COMPANY AND
                       JVF INTERNATIONAL SOLUTIONS, INC.

                                    ADDENDUM
                                       TO
                                LETTER OF INTENT
                            DATED SEPTEMBER 18, 2002


By and Between MedStong International Corporation, hereinafter "MedStrong" and JVF International Solutions, Inc., hereinafter "JVF." The purpose of this addendum is to grant JVF an extension on their performance under the original Letter of Intent until June 1, 2003.

All other terms and conditions of the September 18, 2002 Letter of Intent shall remain in full force and effect.

IN WITNESS WHEREOF,  this being the further  agreement  between the parties,  we
hereby   execute  this  Addendum  this  ________  day  of  February,   2003,  at
______________.






MEDSTRONG INTERNATIONAL CORPORATION



-----------------------------
By:      Jerry R. Farrar
         President/CEO



JVF INTERNATIONAL SOLUTIONS, INC.


-----------------------------
By:      Julio Vazquez
         President/CEO



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